UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2018

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

001-35419	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on April 18, 2018. Of the 27,791,851 shares of Company common stock outstanding and entitled to vote at the Annual Meeting, 25,817,616 shares, or approximately 92.9%, were represented in person or by proxy, constituting a quorum. Set forth below are the final results of the voting for each of the proposals voted upon at the Annual Meeting.

1.    Proposal No. 1 - Election of Directors

The Board of Directors (the “Board”) has ten Directors, divided into three classes. At the Annual Meeting, three individuals were elected as Class I Directors, by the votes set forth below, each to serve for a term of three years and until his or her successor has been elected and qualified.

Nominee	For	Votes Withheld	Broker Non-Votes

E. Reeves Callaway III	23,510,009	736,354	1,571,253
Karen M. Garrison	23,486,894	759,469	1,571,253
A. William Higgins	23,589,621	656,742	1,571,253

The Class II and III Directors whose terms continue after the meeting are Neal J. Keating, Scott E. Kuechle, Jennifer M. Pollino, Richard J. Swift, Brian E. Barents, George E. Minnich, and Thomas W. Rabaut.

2.	Proposal No. 2 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
24,024,500	162,341	59,522	1,571,253

3.	Proposal No. 3 -Vote to Approve the Amendment and Restatement of the Company’s 2013 Management Incentive Plan

The proposal to approve the amendment and restatement of the Company’s 2013 Management Incentive Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
19,149,612	4,987,686	109,066	1,571,253

4.	Proposal No. 4 -Vote to Approve the Amendment and Restatement of the Company’s Employee Stock Purchase Plan

The proposal to approve the amendment and restatement of the Company’s Employee Stock Purchase Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
24,026,864	153,855	65,644	1,571,253

5.     Proposal No. 5 - Ratification of Appointment of PricewaterhouseCoopers LLP

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the year ending December 31, 2018 was approved by the following vote:

For	Against	Abstain	Broker Non-votes
25,712,221	43,279	62,116	0

6.	Proposal No. 6 - Approval, on an Advisory Basis, of a Shareholder Proposal to Elect Directors by Majority Voting

The proposal to approve, on an advisory basis, a shareholder proposal to elect Directors by majority voting was not approved by the following vote:

For	Against	Abstain	Broker Non-votes
9,468,811	14,681,376	96,176	1,571,253

7.	Proposal No. 7 - Approval, on an Advisory Basis, of a Shareholder Proposal to Eliminate Supermajority Voting Provisions Set Forth in the Company’s Charter and Bylaws

The proposal to approve, on an advisory basis, a shareholder proposal to eliminate supermajority voting provisions in the Company’s charter and bylaws was approved by the following vote:

For	Against	Abstain	Broker Non-votes
14,284,728	9,844,299	117,336	1,571,253

8.	Proposal No. 8 - Approval, on an Advisory Basis, of a Shareholder Proposal to Request the Board of Directors and Management to Effectuate a Tax Deferred Spin-Off

The proposal to approve, on an advisory basis, a shareholder proposal requesting the Board of Directors and management to effectuate a tax deferred spin-off was not approved by the following vote:

For	Against	Abstain	Broker Non-votes
5,221,188	18,786,391	238,784	1,571,253

8.01    Other Events.

At the annual reorganizational meeting of the Board held on April 18, 2018 in conjunction with the Annual Meeting, the Board reappointed Karen M. Garrison to serve as the Company’s Lead Independent Director. The Board also approved the following Committee appointments for the coming year:

Corporate Governance Committee:

Lead Director, Chair (K.M. Garrison)
A.W. Higgins, S.E. Kuechle, R.J. Swift

Audit Committee:

S.E. Kuechle, Chair
G.E. Minnich, J.M. Pollino, T.W. Rabaut

Personnel & Compensation Committee:

R.J. Swift, Chair
B.E. Barents, E. R. Callaway, G.E. Minnich, J.M. Pollino

Finance Committee:

A.W. Higgins, Chair
B.E. Barents, E.R. Callaway, K.M. Garrison, T.W. Rabaut

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President, General Counsel
and Assistant Secretary

Date: April 18, 2018